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                       HORACE MANN LIFE INSURANCE COMPANY

                       HORACE MANN LIFE INSURANCE COMPANY
                                SEPARATE ACCOUNT

                       SUPPLEMENT DATED DECEMBER 29, 2006,
                        TO PROSPECTUSES DATED MAY 1, 2006


THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN THE "PROPOSED SUBSTITUTIONS" SECTION OF YOUR PROSPECTUS. YOU SHOULD READ THIS SUPPLEMENT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

     On June 1, 2006, Horace Mann Life Insurance Company (the "Company") filed an application with the Securities and Exchange Commission ("SEC") seeking an order approving the substitution of shares of certain underlying funds (the "New Underlying Funds") for shares of certain other underlying funds (the "Old Underlying Funds"). The effect of such substitutions would have been to replace the Old Underlying Funds with the New Underlying Funds as investment options under certain variable annuity contracts issued by the Company and funded through the Horace Mann Life Insurance Company Separate Account.

     The Company has requested the withdrawal of this application with the SEC and will not be proceeding with the substitution proposal at this time.



                                                                       IA-009737